UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 3, 2006



                        PIONEER NATURAL RESOURCES COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                    1-13245               75-2702753
    ------------------------------       ------------        -----------------
           (State or other               (Commission          (I.R.S. Employer
    jurisdiction of incorporation)       File Number)          Identification
                                                                   Number)

        5205 N. O'Connor Blvd                                      75039
              Suite 900                                          ----------
            Irving, Texas                                        (Zip Code)
        ---------------------
        (Address of principal
         executive offices)


       Registrant's telephone number, including area code: (972) 444-9001

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement

2006 Long-Term Incentive Plan

     At the Annual Meeting of Stockholders of Pioneer Natural Resources Company (the "Company") held on May 3, 2006, the Company's stockholders approved the Company's 2006 Long-Term Incentive Plan (the "Plan"). The Plan was adopted by the Compensation and Management Development Committee of the Company's Board of Directors on February 14, 2006, subject to the approval of the Company's stockholders, and became effective with such stockholder approval on May 3, 2006.

     The Plan provides for the grant of stock options (both nonstatutory and incentive stock options), restricted stock awards, restricted stock units and stock appreciation rights to employees (including employee directors and executive officers) and consultants of the Company and its subsidiaries and affiliates, and non-employee directors of the Company. An aggregate of 4,600,000 shares of the Company's common stock have been reserved and are available for issuance under the Plan on a discretionary basis, subject to limitations set forth in the Plan.

     No Award may be granted under the Plan on or after May 3, 2016.

     A more complete description of the terms of the Plan can be found in "Item Three - Adoption of the 2006 Long-Term Incentive Plan" (pages 10 through 17) in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2006, which description is incorporated by reference herein. The foregoing description of the Plan and the description incorporated by reference from the Company's definitive proxy statement are qualified in their entirety by reference to the Plan, a copy of which is filed as Exhibit
10.1 to this report and is incorporated by reference.

Awards of Restricted Stock Units to Non-Employee Directors

     On May 3, 2006, the Board of Directors of the Company approved the award of restricted stock units to the Company's non-employee directors, in accordance with the previously approved compensation plan for the 2006-2007 director year. Each non-employee director received an annual equity award of restricted stock units. Additionally, four of the Company's non-employee directors elected to receive their annual fees in restricted stock units.

     The restricted stock unit awards were made pursuant to the form of Award Agreement attached hereto as Exhibit 10.2, which is incorporated herein by reference.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On May 4, 2006, the Company issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that Jerry P. Jones has retired from its Board of Directors, effective May 3, 2006, in accordance with the mandatory retirement age provisions of the Company's Amended and Restated Bylaws and its Governance Principles.

Item 9.01. Financial Statements and Exhibits

       (d)   Exhibits
             10.1 - Pioneer Natural Resources Company  2006 Long-Term  Incentive
                    Plan.
             10.2 - Form of  restricted  stock unit  Award  Agreement  for  non-
                    employee directors, together with a schedule identifying substantially identical agreements between the Company and each of its non-employee directors identified on the schedule and identifying the material differences between each of those agreements and the filed Award Agreement.
             99.1 - News Release dated May 4, 2006.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PIONEER NATURAL RESOURCES COMPANY



                                  /s/ Darin G. Holderness
                                  -----------------------------------------
                                  Darin G. Holderness
                                  Vice President and Chief Accounting Officer


Dated: May 8, 2006

                                  EXHIBIT INDEX



         Exhibit
         Number                             Exhibit Title
         -------                            -------------


          10.1 -      Pioneer Natural Resources Company 2006 Long-Term Incentive
                      Plan.
          10.2 -      Form of  restricted stock unit  Award  Agreement for  non-
                      employee  Directors,  together with a schedule identifying substantially identical agreements between the Company and each  of  its  non-employee  directors  identified  on the schedule and identifying the material differences  between each of those  agreements and the filed Award Agreement.
          99.1 -      News Release dated May 4, 2006.







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